Exhibit 99.2

ATTALLA HEALTH CARE, INC.

BALANCE SHEETS

SEPTEMBER 30, 2010 AND JUNE 30, 2010

(UNAUDITED)

ASSETS

	September 30, 2010	June 30, 2010

Current Assets
Cash	$ 667,838	$ 653,728
Patient Accounts Receivable, Net of Allowance for Doubtful
Accounts of $26,000	859,747	816,319
Prepaid Expenses	4,161	19,266
Due from Related Party	175,779	146,587
Property and Equipment, Held for Sale	1,071,053	1,068,207

Total Assets	$2,778,578	$2,704,107

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts Payable	$ 207,395	$ 260,113
Taxes and Other Employee Withholding	90,488	97,726
Accrued Salaries and Wages	124,359	131,956
Accrued Expenses	48,283	31,324
Deferred Income	17,883	17,883
Estimated Third-Party Payor Settlements	58,418	58,418

	546,826	597,420

Stockholders’ Equity
Common Stock, $0.10 Par Value; 100,000 Shares
Authorized and Outstanding	10,000	10,000
Retained Earnings	2,221,752	2,096,687

	2,231,752	2,106,687

Total Liabilities and Stockholders’ Equity	$2,778,578	$2,704,107

The accompanying notes are an integral part of these balance sheets.

ATTALLA HEALTH CARE, INC.

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(UNAUDITED)

	2010	2009

Revenue
Net Patient Services	$ 2,517,715	$2,571,726
Other	60	181

	2,517,775	2,571,907

Operating Expenses
Administrative	620,194	428,028
Employee Benefits	83,047	149,396
Nursing Service	1,111,325	1,111,370
Rehabilitation Therapy	69,505	59,817
Dietary	205,816	213,001
Housekeeping	79,677	88,780
Laundry	51,389	47,677
Operation of Plant	109,887	105,723
Social Services	15,973	15,721
Activities	16,539	17,257
Provision for Bad Debts	-	1,052
Depreciation and Amortization	-	36,340
Interest	-	2,558

	2,363,352	2,276,720

Operating Income	154,423	295,187

Other Income
Interest	642	943

Net Income	155,065	296,130

Retained Earnings, Beginning	2,096,687	1,851,549

Dividends Paid	(30,000)	(196,000)

Retained Earnings, Ending	$2,221,752	$1,951,679

The accompanying notes are an integral part of these statements.

ATTALLA HEALTH CARE, INC.

STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(UNAUDITED)

	2010	2009

Cash Flows from Operating Activities
Net Income	$ 155,064	$ 296,130
Adjustments to Reconcile Net Income to
Cash Provided by Operating Activities
Depreciation and Amortization	-	36,340
Provision for Bad Debts	-	1,052
Change In
Patient Account Receivables, Net	(43,428)	(15,349)
Due from Related Party	(29,192)	16,385
Prepaid Expenses	15,105	23,601
Accounts Payable	(52,717)	37,676
Taxes and Other Employee Withholding	(7,238)	(7,988)
Accrued Salaries and Wages	(7,597)	(29,223)
Accrued Expenses	16,959	846

	46,956	359,470

Cash Flows from Investing Activities
Purchases of Property and Equipment	(2,846)	(35,061)

Cash Flows from Financing Activities
Principal Payments on Long-Term Debt	-	(96,598)
Dividends Paid	(30,000)	(196,000)

	(30,000)	(292,598)

Net Increase in Cash	14,110	31,811

Cash, Beginning	653,728	558,610

Cash, Ending	$ 667,838	$ 590,421

Supplemental Disclosure of Cash Flow Information
Cash Payments for Interest	$ 346	$ 2,213

The accompanying notes are an integral part of these statements.

ATTALLA HEALTH CARE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

(1)  Nature of Business and Summary of Significant Accounting Policies

Nature of Business

Attalla Health Care, Inc. (the Company) operates a 182-bed nursing home facility in Attalla, Alabama.  The nursing home is licensed by the state of Alabama and is, therefore, subject to the rules and regulations of Alabama.

The accompanying financial statements have been prepared in accordance with the requirements for interim financial statements and, accordingly, they omit disclosures, which would substantially duplicate those contained in the most recent financial statements as of June 30, 2010.  The financial statements as of September 30, 2010 and 2009 and June 30, 2010 are unaudited and, in the opinion of management, include all adjustments considered necessary for a fair presentation.  The results of operations for the quarter ended September 30, 2010 are not necessarily indicative of the results of a full year’s operation.

(2)  Fair Value Measurements

ASC Topic 820, Fair Value Measurements and Disclosures, defines fair value, establishes a framework for measuring fair value, establishes a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

•

Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•

Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

(2)  Fair Value Measurements (Continued)

The estimated fair values of the Company’s short-term financial instruments, including cash, receivables and payables arising in the normal course of business, and current portions of debt, approximate their individual carrying amounts due to their relatively short period of time between origination and expected realization.  The Company does not have any other financial instruments measured at fair value on a recurring basis that require further disclosure.  Property and equipment held for sale as of September 30, 2010 and June 30, 2010 were measured at fair value on a nonrecurring basis and were recorded at the lower of cost or fair value less costs to sell.  The fair value of property and equipment held for sale was determined using level 3 inputs based on the amount of the sales contract.

(3)  Subsequent Events

Effective October 1, 2010, the Company sold its land, building, equipment, furniture and fixtures related to its nursing facility to Coosa Nursing ADK, LLC for $9,912,500.  The Company received cash proceeds of $9,951,000 (including additional consideration of $38,500 for inventory, supplies and bed taxes) and recognized a gain on sale of $8,879,947.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through December 14, 2010, the date the financial statements were issued.

ATTALLA HEALTH CARE, INC.

ATTALLA, ALABAMA

FINANCIAL STATEMENTS AS OF

JUNE 30, 2010 AND 2009

 (UNAUDITED)

ATTALLA HEALTH CARE, INC.

CONTENTS

Balance Sheets (Unaudited)

 1

Statements of Operations and Retained Earnings (Unaudited)

 3

Statements of Cash Flows (Unaudited)

 4

Notes to Financial Statements (Unaudited)

 5

ATTALLA HEALTH CARE, INC.

BALANCE SHEETS

JUNE 30, 2010 AND 2009
(UNAUDITED)

ASSETS

	2010	2009

Current Assets
Cash	$ 653,728	$ 558,610
Patient Accounts Receivable, Net of Allowance for Doubtful
Accounts of $53,354 and $26,000 in 2010 and 2009, Respectively	816,319	877,220
Prepaid Expenses	19,266	6,207
Due from Related Party	146,587	63,905
Property and Equipment, Held for Sale	1,068,207	-

	2,704,107	1,505,942

Property and Equipment
Land	-	158,694
Buildings and Improvements	-	2,813,466
Furniture, Fixtures and Equipment	-	1,194,069
Transportation Equipment	-	36,634
Construction in Progress	-	1,000

	-	4,203,863

Accumulated Depreciation	-	(3,080,128)

	-	1,123,735

Total Assets	$2,704,107	$ 2,629,677

The accompanying notes are an integral part of these balance sheets.

ATTALLA HEALTH CARE, INC.

BALANCE SHEETS

JUNE 30, 2010 AND 2009
(UNAUDITED)

LIABILITIES AND STOCKHOLDERS’ EQUITY

	2010	2009

Current Liabilities
Current Maturities of Long-Term Debt	$ -	$ 144,198
Accounts Payable	260,113	255,013
Taxes and Other Employee Withholding	97,726	97,301
Accrued Salaries and Wages	131,956	163,615
Accrued Expenses	31,324	31,700
Deferred Income	17,883	17,883
Estimated Third-Party Payor Settlements	58,418	58,418

	597,420	768,128

Stockholders’ Equity
Common Stock, $0.10 Par Value; 100,000 Shares
Authorized and Outstanding	10,000	10,000
Retained Earnings	2,096,687	1,851,549

	2,106,687	1,861,549

Total Liabilities and Stockholders’ Equity	$2,704,107	$2,629,677

The accompanying notes are an integral part of these balance sheets.

ATTALLA HEALTH CARE, INC.

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

FOR THE YEARS ENDED JUNE 30
(UNAUDITED)

	2010	2009

Revenue
Net Patient Service Revenues	$9,904,858	$10,505,947
Other	34,191	1,737

	9,939,049	10,507,684

Operating Expenses
Administrative	1,941,707	2,074,909
Employee Benefits	502,637	508,927
Nursing Service	4,516,465	4,546,931
Rehabilitation Therapy	307,974	296,058
Dietary	886,691	856,442
Housekeeping	351,117	375,518
Laundry	202,693	196,088
Operation of Plant	416,983	391,905
Social Services	67,314	61,001
Activities	66,321	76,100
Provision for Bad Debts	31,644	19,427
Depreciation and Amortization	96,907	152,885
Interest	5,028	16,048

	9,393,481	9,572,239

Operating Income	545,568	935,445

Other Income
Interest	3,120	9,426

Net Income	548,688	944,871

Retained Earnings, Beginning	1,851,549	1,550,178

Dividends Paid	(303,550)	(643,500)

Retained Earnings, Ending	$2,096,687	$ 1,851,549

The accompanying notes are an integral part of these statements.

ATTALLA HEALTH CARE, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30
(UNAUDITED)

	2010	2009

Cash Flows from Operating Activities
Net Income	$ 548,688	$ 944,871
Adjustments to Reconcile Net Income to
Cash Provided by Operating Activities
Depreciation and Amortization	96,907	152,885
Provision for Bad Debts	31,644	19,427
Change In
Patient Account Receivables, Net	29,258	71,588
Due from Related Party	(82,682)	(83,062)
Prepaid Expenses	(13,059)	366
Accounts Payable	5,101	(15,422)
Taxes and Other Employee Withholding	425	(47,601)
Accrued Salaries and Wages	(31,659)	(97,622)
Accrued Expenses	(377)	(1,261)

	584,246	944,169

Cash Flows from Investing Activities
Assets Limited as to Use	-	6,284
Purchases of Property and Equipment	(41,380)	(63,582)

	(41,380)	(57,298)

Cash Flows from Financing Activities
Principal Payments on Long Term Debt	(144,198)	(136,102)
Principal Payments on Capital Lease Obligation	-	(93,112)
Dividends Paid	(303,550)	(643,500)

	(447,748)	(872,714)

Net Increase in Cash	95,118	14,157

Cash, Beginning	558,610	544,453

Cash, Ending	$ 653,728	$ 558,610

Supplemental Disclosure of Cash Flow Information
Cash Payments for Interest	$ 5,373	$ 17,144

The accompanying notes are an integral part of these statements.

ATTALLA HEALTH CARE, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

(1)  Nature of Business and Summary of Significant Accounting Policies

Nature of Business

Attalla Health Care, Inc. (the Company) operates a 182-bed nursing home facility in Attalla, Alabama.  The nursing home is licensed by the state of Alabama and is, therefore, subject to the rules and regulations of Alabama.

Use of Estimates

Generally accepted accounting principles require management to make estimates and assumptions when preparing financial statements.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could differ from those estimates.

Receivables and Concentrations of Credit Risk

The Company grants credit without collateral to its residents.  Most of the residents are insured under governmental programs or third-party contractual agreements.  The collectibility or reliability of accounts receivable is dependent primarily upon the performance of the government unit, the third-party payor or the resident’s family.  Management does not believe significant credit risks are associated with accounts receivable.  Adequate provision for doubtful accounts has been established based upon historical experience, the aging of the account and the payor classification.  Uncollectible accounts are written off after all collection efforts have been exhausted.

The Company maintains its cash balances in a financial institution located in Gadsden, Alabama.  The balances are fully insured by the Federal Deposit Insurance Corporation under the Transaction Account Guarantee Program (which has been extended until December 31, 2010).

Property and Equipment - Held for Sale

On March 7, 2010, the Company entered into a purchase agreement with Attalla Nursing ADK, LLC to sell the land, building, equipment, furniture and fixtures related to its nursing facility.  The sales price is $9,912,500 and is expected to finalize on October 1, 2010.  The property and equipment held for sale were reported at the lower of their carrying amount or fair value less cost to sell.  Depreciation of property and equipment was discontinued when classified as held for sale.

(1)  Nature of Business and Summary of Significant Accounting Policies (Continued)

Property and Equipment and Depreciation

Depreciation of property and equipment is computed principally on the straight-line method over the following estimated useful lives:

Years

Buildings and Improvements	5-40
Furniture, Fixtures and Equipment	5-25

Maintenance and repairs of property and equipment are charged to operations and major improvements are capitalized.  Upon retirement, sale or other disposition of property and equipment, the cost and accumulated depreciation are eliminated from the accounts and a gain or loss is included in operations.

Revenue Recognition

Revenues are derived from services rendered to patients for long-term care and rehabilitation therapy services.

Revenues are recorded when services are provided based upon established rates adjusted for amounts expected to be received under third-party contractual arrangements with governmental providers, Medicare and Medicaid.  These revenues and receivables are stated at amounts estimated by management to be at their net realizable value.

For private pay in long-term care, the Company bills in advance for the following month, with the remittance being due on receipt of the statement and generally by the tenth day of the month services are performed.

Payments are received from the Medicare program under a prospective payment system (PPS).  For skilled nursing services, Medicare pays a fixed fee per Medicare patient day based on the acuity level of the patient.

Medicaid program payments for long-term care services are based upon fixed per diem rates negotiated with a managed care organization contracted by the state of Alabama.

Laws and regulations governing the Medicare and Medicaid programs are complex and subject to interpretation.  Noncompliance with such laws and regulations can be subject to regulatory actions including fines, penalties and exclusion from the Medicare and Medicaid programs.  Management believes the Company is in material compliance with all applicable laws and regulations.

The Medicare PPS methodology requires that patients be assigned to Resource Utilization Groups (RUGs) based on the acuity level of the patient to determine the amount paid for patient services.  The assignment of patients to the various RUG categories is subject to post-payment review by Medicare intermediaries.  Management believes the Company has made adequate provision for any adjustments that may result from these reviews.  Any differences between the net revenues recorded and the final determination will be adjusted in future periods as adjustments become known.

(1)  Nature of Business and Summary of Significant Accounting Policies (Continued)

Significant Accounting Policies (Continued)

Income Taxes

The Company, with consent of its stockholders, has elected to be taxed under sections of federal and state income tax law which provide that, in lieu of corporation income taxes, the stockholders separately account for their pro rata shares of the Company’s items of income, deductions, losses and credits.  As a result of this election, no income taxes have been recognized in the accompanying financial statements.

The Financial Accounting Standards Board (FASB) issued guidance on accounting for uncertainty in income taxes.  The Company adopted this new guidance for the year ended June 30, 2010.  Management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.  With few exceptions, the Company is no longer subject to income tax examinations by the U.S. federal or state tax authorities before 2006.

Recently Adopted or Issued Accounting Pronouncements

FASB’s Accounting Standards Codification (ASC) became effective July 1, 2009.  At that date, ASC became FASB’s officially recognized source of authoritative generally accepted accounting principles applicable to all public and nonpublic nongovernmental entities, superseding existing FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and related literature.  All other accounting literature is considered nonauthoritative.  The change to ASC affects the way companies refer to generally accepted accounting principles in financial statements and accounting policies.  Citing particular content in ASC involves specifying the unique numeric path to the content through the topic, subtopic, section and paragraph of the structure.

In May 2009, FASB issued ASC 855, Subsequent Events.  This statement establishes principles and requirements for subsequent events, setting forth the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.  This statement is effective for interim or annual financial periods ending after June 15, 2009, and shall be applied prospectively.  The adoption of this statement did not have a material effect on the Company’s financial condition or results of operations.

In September 2006, FASB issued ASC Topic 820 (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements) which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurement.  ASC 820 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority being quoted prices in active markets.  Under ASC 820, fair value measurements are disclosed by level within that hierarchy.  On January 1, 2009, the Company adopted the remaining provisions of ASC 820 as it relates to nonfinancial assets and liabilities that are not recognized or disclosed at fair value on a recurring basis.  The adoption of ASC 820 did not have a material impact on the Company’s financial position, results of operations or cash flows.

(2)  Patient Accounts Receivable

Patient accounts receivable consist of the following at June 30:

	2010	2009

Private Pay	$ 138,101	$ 76,527
Medicaid	547,051	546,977
Medicare	167,812	242,811
Other	16,709	36,905

	869,673	903,220

Allowance for Doubtful Accounts	(53,354)	(26,000)

	$ 816,319	$ 877,220

(3)  Capital Lease Agreement

The Company leases its facilities under a 1983 lease agreement with the Medical Clinic Board of the City of Attalla, Alabama.  Under the provisions of the lease agreement, the Company exercised its right on December 1, 2008 to renew the term of the lease for the period commencing December 1, 2008 and continuing until December 1, 2033.  For and during the renewal term, annual rent of $1,200 for each of the one-year periods is payable in advance on December 1 of each one-year period.

The Company initially accounted for the lease as a capital lease with the following amounts of leased property included in property and equipment as of June 30:

	2010	2009

Land and Improvements	$ 72,000	$ 72,000
Buildings and Improvements	1,978,687	1,978,687
Furniture, Fixtures and Equipment	206,644	206,644

	2,257,331	2,257,331

Accumulated Amortization	(1,945,726)	(1,878,214)

	$ 311,605	$ 379,117

(3)  Capital Lease Agreement (Continued)

Under the provisions of the lease agreement, the Company is required to continuously maintain in effect insurance against such risks as are customarily insured by businesses of like size and type as the Company including, but not necessarily limited to:  (a) insurance against loss or damage to the building and all other improvements located on the premises, (b) comprehensive general liability insurance which shall consist of basic coverage in the minimum amount of $500,000 for all death and personal or bodily injury claims resulting from one accident and property damage and so-called “umbrella” coverage in the minimum amount of $1,000,000 in excess of the aforesaid basic coverage, (c) insurance against loss or damage resulting from explosion of any boilers, pressure vessels and pressure piping in an amount not less than the full repair or replacement cost of property damaged, together with coverage for death or bodily injury and consequential damage, if available, to the extent that such risks are not covered by the general liability insurance, (d) business interruption insurance, (e) medical liability insurance in the minimum amount of $500,000, and (f) workers’ compensation insurance.  Since June 22, 2000, the Company has not had any professional or general liability insurance.

(4)  Long-Term Debt

The Company had a mortgage note payable to a financial institution which matured on June 18, 2010.  The mortgage note payable bore interest at 6.25 percent and was secured by the Company’s leasehold interest under and pursuant to the supplemental lease agreement dated December 1, 1983, between the Medical Clinic Board of the City of Attalla, Alabama and the Company, together with all improvements located on the property.  The note was also collateralized by a security interest in all receipts from the mortgaged premises.

(5)  Restrictive Stock Transfer and Stock Purchase Agreement

The Company and its stockholders have entered into a buy-sell agreement that requires the Company or remaining stockholders to purchase the shares of the deceased stockholder.  The purchase price is set annually by the stockholders.  In the event of the death of a stockholder, the agreement is funded through life insurance.  If the insurance death benefits are less than the purchase price, the Company may pay the deficiency over a period of ten years with interest at the prime rate not to exceed 15 percent.  On December 2, 2000, one of the stockholders passed away.  The value of the shares at the date of death was $115,802.  As of June 30, 2010, the Company had not purchased the shares owned by the deceased stockholder.  Interest is due at a rate to be determined.

(6)  Concentrations in Revenue Sources

The Company provides patient care services under various third-party agreements.  The principal sources of revenue under these contracts are derived primarily through the Medicaid and Medicare programs, as well as contracts with private pay patients who do not qualify for assistance from the other programs.

The percentage of the Company’s income from each of these sources for the years ended June 30 is as follows:

	2010	2009

Private Pay	7.9%	8.2%
Medicaid	79.7	81.4
Medicare	12.3	10.3
Other	0.1	0.1

	100.0%	100.0%

The percentage attributable to the patients includes revenues from private pay patients as well as the patients’ portions for services rendered under Medicaid and Medicare contracts, while Medicaid and Medicare percentages include only amounts actually due from those programs.

(7)  Related Party Transactions

The Company purchases certain supplies from a related company through common ownership.  Total purchases for the years ended June 30, 2010 and 2009 totaled $183,558 and $136,841, respectively.  At June 30, 2010 and 2009, the amount owed to the related party and included in the Company’s accounts payable totaled $20,348 and $11,988, respectively.

The Company purchases certain services for nurse aid training from a company whose owners are related.  Total payments made for the years ended June 30, 2010 and 2009 totaled $40,600 and $44,856, respectively.  As of June 30, 2010 and 2009, the amount owed to the related party and included in the Company’s accounts payable totaled $6,720 and $10,080, respectively.

The Company leases equipment from a related company through common ownership.  Total rental payments for the years ended June 30, 2010 and 2009 totaled $6,300 each year.  At June 30, 2010 and 2009, the balance owed to the related party and included in the Company’s accounts payable totaled $525 for each year.

The Company incurred $672,365 and $791,783 in management fees from a related party for the years ended June 30, 2010 and 2009, respectively.  The related party charges the Company fees based on its proration of cost between two nursing homes.  In addition, the Company has advanced funds to the related party in the amount of $146,587 and $63,905 as of June 30, 2010 and 2009, respectively.  The advance balance fluctuates monthly and bears no stated rate of interest.

(8)  Employee 401(k) Pension Plan

Employees of the Company may participate in a 401(k) pension plan, whereby employees may elect to make contributions pursuant to a salary reduction agreement upon meeting age and length-of-service requirements.  The Company currently makes a contribution of 100 percent of the employee contribution up to 4 percent of compensation.  The Company contributions for the years ended June 30, 2010 and 2009 totaled $45,048 and $80,018, respectively, which are recorded as an expense in the accompanying statements of operations.

(9)  Contingent Liabilities

The Company has several legal claims that generally involve workers’ compensation and medical malpractice issues.  In the opinion of management, the ultimate disposition of these claims is not expected to have a material adverse effect on the Company’s financial position, results of operations or cash flows.  No amounts have been recorded in the accompanying financial statements related to these claims.

The Company has had no general or professional liability insurance since May 31, 2001 and has never had employment practices insurance.  The cost of any settlement arising from claims for these coverages must be borne by the Company.

(10) Fair Value Measurements

ASC Topic 820, Fair Value Measurements and Disclosures, defines fair value, establishes a framework for measuring fair value, establishes a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

•

Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•

Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The estimated fair values of the Company’s short-term financial instruments, including cash, receivables and payables arising in the normal course of business, and current portions of debt, approximate their individual carrying amounts due to their relatively short period of time between origination and expected realization.  The Company does not have any other financial instruments measured at fair value on a recurring basis that require further disclosure.  Property and equipment held for sale are measured at fair value on a nonrecurring basis and are recorded at the lower of cost or fair value less costs to sell.  The fair value of property and equipment held for sale was determined using level 3 inputs based on the amount of the sales contract.

(11) Subsequent Events

Effective October 1, 2010, the Company sold its land, building, equipment, furniture and fixtures related to its nursing facility to Attalla Nursing ADK, LLC for cash proceeds of $9,912,500.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through December 14, 2010, the date the financial statements were issued.